UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

ACME PACKET, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Commission File No. 001-33041

Deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as

amended

Subject Company: Acme Packet, Inc.

A letter from Acme Packet CEO, Andy Ory

Acme Packet Customers and Partners,

On February 4, 2013, we announced that we have signed an agreement to be acquired by Oracle. The proposed transaction is subject to stockholder approval, certain regulatory approvals, and customary closing conditions and is expected to close in the first half of 2013. Until the deal closes, each company will continue to operate independently, and will operate its business as usual.

Today is a significant milestone for Acme Packet. We are excited to join forces with Oracle because we believe that together we can rapidly accelerate the transformation to all-IP communications networks across the globe. The combination of our session border control and other solutions with Oracle’s powerful Communications portfolio will enable service providers to uniquely differentiate and monetize next-generation services, and help enterprises benefit from more effective user engagement and improved employee productivity. This combination will also provide our partners with an expanded portfolio of world-class solutions to help them create even greater value for their customers.

Oracle plans to make Acme Packet a core offering in its Oracle Communications portfolio to enable customers to more rapidly innovate while simplifying their IT and network infrastructures. This means our customers can expect to continue to receive the expertise, vision and passion that they have come to expect from us today — and our efforts will be supported by the global reach, investment and infrastructure of Oracle.

Acme Packet’s management team and employees are expected to join Oracle’s Communications Global Business Unit, and continue their focus on building the industry’s best session delivery solutions. We expect that joining Oracle will provide significant benefits for both our customer and partner communities.

Thank you for your continued support and for being part of the Acme Packet community.

Best regards,

Andy Ory

CEO, Acme Packet

Use of Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and Acme Packet, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of Acme Packet, timing of the proposed merger, anticipated customer benefits and general business outlook. When used in this Current Report, the words “anticipates”, “can”, “will”, “look forward to”, “expected”, “intend”, and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Acme Packet, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this Current Report due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, any perceived benefits of the transaction may not be achieved after closing, the operations of Oracle, on the one hand, and Acme Packet, on the other, may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Acme Packet may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Acme Packet.

In addition, please refer to the documents that Oracle and Acme Packet, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and Acme Packet’s respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this Current Report. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Neither Oracle nor Acme Packet is under any duty to update any of the information in this document, except as required by law.

Participants in Solicitation

Oracle, Acme Packet and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Acme Packet stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Acme Packet’s participants in the solicitation, which may, in some cases, be different than those of Acme Packet’s stockholders generally, is set forth in the materials filed with the SEC, including in Acme Packet’s Definitive Proxy Statement for its 2012 Annual Meeting, and will be set forth in the proxy statement relating to the proposed merger when it becomes available.

Additional Information and Where to Find It

In connection with the Merger, Acme Packet will file a proxy statement with the SEC. Additionally, Acme Packet and Oracle will file other relevant materials in connection with the proposed acquisition of Acme Packet by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Acme Packet, Oracle, OC Acquisition LLC, a wholly owned subsidiary of Oracle, and Andes Acquisition Corporation, a wholly owned subsidiary of OC Acquisition, LLC. The materials to be filed by Acme Packet with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Acme Packet are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.